SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2005

EN POINTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor El Segundo, California	90245

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 14, 2005, En Pointe Technologies, Inc. issued a press release to report its financial results for the quarter ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Exhibits:

Exhibit
Number	Description
99.1	Press release of En Pointe Technologies, Inc. dated February 14, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN POINTE TECHNOLOGIES, INC.
Date: February 14, 2005	By:	/s/ Javed Latif
Javed Latif
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page No.
99.1	Press release of En Pointe Technologies, Inc. dated February 14, 2005.	5

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